Exhibit 99.1


                                  NEWS RELEASE

FOR:                       Trump Hotels & Casino Resorts, Inc.
CONTACT:                   John P. Burke, Corporate Treasurer
                           (212) 891-1500

FOR RELEASE:               January 30, 2003 - 8 A.M.

                          TRUMP HOTELS & CASINO RESORTS
                REPORTS RECORD FOURTH QUARTER AND YEAR END EBITDA
            -- EBITDA for the Year Increased $51.4 Million (19.0%) --
    -- Income from Operations for the Year Increased $27.9 Million (15.5%) --
          -- Trump Taj Mahal #1 in Gaming Revenues in Atlantic City --

     NEW YORK, NY - Trump Hotels & Casino Resorts, Inc. ("THCR" or the "Company") (NYSE:DJT) today reported record EBITDA - the highest fourth quarter and year end results in its history.

     THCR's EBITDA (defined as income from operations before depreciation, amortization, non-cash CRDA write-downs, non-recurring debt renegotiation costs and corporate expenses) for the year ended December 31, 2002 increased to $321.6 million, $51.4 million higher than the $270.3 million reported for the year ended December 31, 2001, or a 19.0% increase. Consolidated net revenues (defined as gross revenues less promotional allowances) for the year ended December 31, 2002 increased to $1,229.0 million from $1,176.3 million for the year ended December 31, 2001. Consolidated income from operations for the year ended December 31, 2002 was $207.4 million, compared to $179.5 million for the year ended December 31, 2001. Consolidated net loss for the year ended December 31, 2002 was $12.0 million, or $0.54 per share net of minority interest of $6.9 million (including a $5.0 million charge for state income taxes), compared to a net loss of $25.3 million loss, or $1.15 per share net of minority interest of $14.6 million, for the year ended December 31, 2001.

EBITDA for the quarter ended December 31, 2002 increased to $64.0 million, $1.2 million higher than the $62.8 million reported for the quarter ended December 31, 2001, or a 1.9% increase. Consolidated net revenues for the quarter ended December 31, 2002 increased to $283.1 million from $280.2 million for the quarter ended December 31, 2001. Consolidated income from operations for the quarter ended December 31, 2002 was $28.0 million, compared to $39.8 million for the quarter ended December 31, 2001. The decrease in income from operations for the quarter is primarily attributable to an increase in non-cash CRDA write-downs of $9.6 million. The net loss for the 2002 fourth quarter was $17.3 million, or $0.78 per share net of minority interest of $10.0 million, (including a $1.3 million charge for state income taxes for the year ended due to a change in the State of New Jersey tax law during the third quarter of
2002), compared to a net loss of $10.2 million, or $0.46 per share net of minority interest of $5.9 million, in the fourth quarter of 2001.

     Donald J. Trump, Chairman, President and Chief Executive Officer, commented, "What a great year this has been for the Company. The unceasing efforts of our employees have resulted in this record breaking year for the Company. Mark Brown and his team have demonstrated that they have a vision for the company and the discipline to have that vision fulfilled. To achieve these performance levels, we needed to provide our gaming patrons with a great gaming experience with the latest slots and attentive customer service in attractive and well maintained facilities. The results speak for themselves with year-to-year improvements in EBITDA of 10.3% at the Taj, 27.0% at the Plaza, 24.0% at the Marina and 26.2% in Indiana."

     Trump Taj Mahal Associates was number one in gaming revenues in Atlantic City and reported net revenues of $515.9 million and an increase in EBITDA to $145.7 million for the year ended December 31, 2002, compared to net revenues of $500.9 million and EBITDA of $132.0 million for the year ended December 31, 2001. Income from operations for the year ended December 31, 2002 was $101.3 million, compared to $95.9 million for the year ended December 31, 2001. For the quarter ended December 31, 2002, net revenues were $117.5 million and EBITDA was $29.3 million, compared to $119.3 million and $30.3 million, respectively, for the quarter ended December 31, 2001. Income from operations for the quarter ended December 31, 2002 was $15.0 million, compared to $21.1 million for the quarter ended December 31, 2001. Mark A. Brown, the Company's Chief Operating Officer, commented, "The unfavorable weather in December, compared to last year's favorable winter weather conditions, and the position of the New Year's holiday on the calendar this year may have prevented the Taj from breaking its fourth quarter record of last year. However, Taj still had the best full year EBITDA performance since it opened and remained number one in gaming revenue for Atlantic City. Our superior customer service, pristine facilities and great entertainment all helped us to achieve these record breaking yearly results. We continue to make improvements to the casino by adding new machines that are more appealing to our customers and technologically ready for the migration to a cashless environment. Also, by constantly paying close attention to our hotel product, we have maintained our star-diamond rating. In addition, our innovative marketing programs executed in a cost efficient manner continue to attract patrons."

     Trump Plaza Associates reported an increase in net revenues to $316.2 million and an increase in EBITDA to $76.2 million for the year ended December 31, 2002, compared to net revenues of $301.6 million and EBITDA of $60.0 million for the year ended December 31, 2001. Income from operations for the year ended December 31, 2002 was $52.8 million, compared to $41.9 million for the year ended December 31, 2001. Trump Plaza Associates reported an increase in net revenues to $73.3 million and an increase in EBITDA to $13.4 million for the quarter ended December 31, 2002, compared to net revenues of $69.3 million and EBITDA of $12.9 million for the quarter ended December 31, 2001. Income from operations for the quarter ended December 31, 2002 was $5.1 million, compared to $8.0 million for the quarter ended December 31, 2001. Mr. Brown said, "As I have commented repeatedly, 2002 will be Trump Plaza's year, and it was. Plaza's EBITDA of $76.2 million is the second highest EBITDA in the history of the property and the highest in 14 years. In fact, Plaza has exceeded its prior year comparable quarter EBITDA for each of the last eight consecutive quarters. Targeted marketing and dynamic events, coupled with superior customer service have allowed Trump Plaza to increase its EBITDA by 27% over the previous year. By continuing to focus on the profitability and efficiency of the casino floor and by replacing nearly 60% of the slot machines, the property has increased its net revenues by over $14 million for the year while reducing costs and expenses by nearly $2 million."

     For the year ended December 31, 2002, Trump Marina reported net revenues of $270.2 million and an EBITDA of $64.5 million, compared to net revenues of $252.9 million and EBITDA of $52.1 million for the year ended December 31, 2001. Income from operations for the year ended December 31, 2002 was $34.6 million, compared to $30.6 million for the year ended December 31, 2001. Trump Marina reported net revenues of $61.7 million and an EBITDA of $12.0 million for the quarter ended

December 31, 2002, compared to net revenues of $62.3 million and EBITDA of $13.3 million for the quarter ended December 31, 2001. Income from operations for the quarter ended December 31, 2002 was $2.5 million, compared to $7.6 million for the quarter ended December 31, 2001. Mr. Brown commented, "Our full year results at the Trump Marina show that consistently adhering to a winning marketing theme, upgrading slot machines and superbly maintaining hotel facilities is a winning combination. The improved access to the marina district by way of the Atlantic City-Brigantine Connector Tunnel also helped bring new patrons to our Trump Marina resort."

     For the year ended December 31, 2002, Trump Indiana reported net revenues of $124.0 million and an EBITDA of $33.1 million, compared to net revenues of $120.9 million and EBITDA of $26.2 million for the year ended December 31, 2001. Income from operations for the year ended December 31, 2002 was $20.4 million, compared to $14.5 million for the year ended December 31, 2001. Trump Indiana reported net revenues of $29.7 million and an EBITDA of $8.7 million for the fourth quarter ended December 31, 2002, compared to net revenues of $29.4 million and EBITDA of $6.4 million for the quarter ended December 31, 2001. Income from operations for the quarter ended December 31, 2002 was $4.3 million, compared to $3.9 million for the quarter ended December 31, 2001. Mark Brown commented, "In 2002, the opening of the parking garage, the commencement of dockside gaming, the expansion of the gaming floor and the introduction of cashless slots, all combined to produce Trump Indiana's increased EBITDA, net revenues and income from operations. Effective marketing programs helped to manage the growth of revenue within a reasonable cost structure, resulting in higher margins."

     Under its five-year management agreement with the Twenty-Nine Palms Band of Luiseno Mission Indians of California, THCR Management Services, LLC manages the day-to-day operations of the Tribe's recently renovated and expanded casino renamed Trump 29 Casino in the Palm Springs, California area. The new casino opened in April of 2002 and additional expansion of dining, entertainment and gaming space was completed in September of 2002. During the quarter and the year ended December 31, 2002, THCR Management Services earned $0.9 million and $2.7 million, respectively, in management fees (included in other revenues) and incurred $0.2 million and $0.5 million, respectively, in associated general and administrative costs and an additional $0.6 million in pre-opening costs (included in corporate expenses).

     For the year ended December 31, 2002, Trump Atlantic City Associates reported an increase in net revenues to $832.1 million and an increase in EBITDA to $221.9 million, compared to net revenues of $802.5 million and EBITDA of $192.0 million for the year ended December 31, 2001. Income from operations for the year ended December 31, 2002 was $152.3 million, compared to $137.6 million for the year ended December 31, 2001. Trump Atlantic City Associates' combined net revenues of Trump Plaza and Trump Taj Mahal for the quarter ended December 31, 2002 increased to $190.8 million, compared to $188.6 million for the quarter ended December 31, 2001. EBITDA for the quarter ended December 31, 2002 was $42.6 million, compared to EBITDA of $43.1 million for the same period in 2001. Income from operations for the quarter ended December 31, 2002 was $20.1 million, compared to $29.1 million for the quarter ended December 31, 2001.

     THCR, through its wholly-owned subsidiaries, owns and operates Trump Plaza Hotel and Casino, Trump Taj Mahal Casino Resort and Trump Marina Hotel Casino in Atlantic City, New Jersey, as well as Trump Indiana, a hotel and riverboat casino at Buffington Harbor, Indiana on Lake Michigan. Also, THCR, through a wholly-owned subsidiary, manages Trump 29 Casino located in the Palm Springs, California area. THCR and its subsidiaries are the exclusive vehicle through which Donald J. Trump engages in gaming activities.

     THCR is a public company which is approximately 46.6% beneficially owned by Donald J. Trump. The Company is separate and distinct from all of Mr. Trump's real estate and other holdings.

                PSLRA Safe Harbor for Forward-Looking Statements
                      and Additional Available Information

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

     All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

         Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.

                                      # # #

                       TRUMP HOTELS & CASINO RESORTS, INC.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                        (In thousands, except share data)

                                                                       3 MONTHS                  12 MONTHS
                                                             31-Dec-02    31-Dec-01    31-Dec-02    31-Dec-01
                                                          ----------------------------------------------------

REVENUES
CASINO                                                        $292,872     $294,147   $1,276,301   $1,239,530
ROOMS                                                           19,350       20,147       81,752       82,109
FOOD & BEVERAGE                                                 29,399       31,005      128,005      130,854
OTHER                                                            9,976        8,706       42,685       37,800
PROMOTIONAL ALLOWANCES (a)                                     (68,518)     (73,786)    (299,708)    (314,002)
                                                          ----------------------------------------------------
NET REVENUES                                                  $283,079     $280,219   $1,229,035   $1,176,291
                                                          ----------------------------------------------------

COSTS & EXPENSES
GAMING (a)                                                    $137,849     $142,313     $578,776     $588,745
ROOMS                                                            8,035        7,688       31,985       30,689
FOOD & BEVERAGE                                                 11,157       10,621       46,642       44,540
GENERAL & ADMIN                                                 62,024       56,768      249,991      242,045
                                                          ----------------------------------------------------
   TOTAL EXPENSES                                             $219,065     $217,390     $907,394     $906,019
                                                          ----------------------------------------------------

EBITDA (b)                                                     $64,014      $62,829     $321,641     $270,272
Less:
CRDA/INDIANA STATE & MUNIC OBLIG. (c)                           10,703        1,293       14,803        6,237
DEPRECIATION & AMORTIZATION                                     22,151       18,983       83,734       73,870
CORPORATE EXPENSES & DJT INCENTIVE FEE                           2,923        2,793       12,455       10,671
DEBT RENEGOTIATION COSTS                                           212                     3,282           -
                                                          ----------------------------------------------------
INCOME FROM OPERATIONS                                         $28,025      $39,760     $207,367     $179,494
                                                          ----------------------------------------------------

INTEREST INCOME                                                  ($450)       ($952)     ($1,949)     ($3,772)
INTEREST EXPENSE                                                55,104       56,104      222,731      220,633
OTHER NON-OPERATING (INCOME)EXPENSE, NET                        (1,312)          97       (1,962)        (270)
                                                          ----------------------------------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                            $53,342      $55,249     $218,820     $216,591
                                                          ----------------------------------------------------

LOSS BEFORE LOSS IN JOINT VENTURE
         INCOME TAXES & MINORITY INTEREST                     ($25,317)    ($15,489)    ($11,453)    ($37,097)
LOSS IN JOINT VENTURE                                             (644)        (623)      (2,448)      (2,808)
PROVISION FOR INCOME TAXES (d)                                  (1,250)                   (4,968)          -
                                                          ----------------------------------------------------
LOSS BEFORE MINORITY INTEREST                                 ($27,211)    ($16,112)    ($18,869)    ($39,905)
MINORITY INTEREST                                                9,951        5,892        6,900       14,593
                                                          ----------------------------------------------------
NET LOSS                                                      ($17,260)    ($10,220)    ($11,969)    ($25,312)
                                                          ====================================================

WEIGHTED AVERAGE # SHARES-BASIC                             22,010,027   22,010,027   22,010,027   22,010,027
                                                          ====================================================
WEIGHTED AVERAGE # SHARES-DILUTED                           22,010,027   22,010,027   22,010,027   22,010,027
                                                          ====================================================

BASIC AND  DILUTED  LOSS PER SHARE                              ($0.78)      ($0.46)      ($0.54)      ($1.15)
                                                          ====================================================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $5.7 million and $27.1 million for the quarter and year ended December 31, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.
(c) Includes the write-off of approximately $14.4 million of CRDA deposits, with the carrying value of approximately $9.6 million, donated during the fourth quarter of 2002, in exchange for the right to utilize other CRDA deposits for the development of an entertainment retail district project or projects.
(d) During July 2002, the State of New Jersey passed the New Jersey Tax Act. This Act placed a two year moratorium on the use of net operating carry forwards and introduced a new alternative minimum tax. The alternative minimum tax to which the Company is subject is based on gross receipts (as defined) retroactive to January 1, 2002.

                         TRUMP ATLANTIC CITY ASSOCIATES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                                       3 MONTHS                  12 MONTHS
                                                             31-Dec-02    31-Dec-01    31-Dec-02    31-Dec-01
                                                          ----------------------------------------------------

REVENUES
CASINO                                                        $197,716     $199,132     $865,656     $849,426
ROOMS                                                           14,175       14,743       59,917       59,639
FOOD & BEVERAGE                                                 21,397       22,836       92,404       95,785
OTHER                                                            6,102        5,993       27,640       25,758
PROMOTIONAL ALLOWANCES (a)                                     (48,575)     (54,101)    (213,543)    (228,139)
                                                          ----------------------------------------------------
NET REVENUES                                                  $190,815     $188,603     $832,074     $802,469
                                                          ----------------------------------------------------

COSTS & EXPENSES
GAMING (a)                                                     $93,541      $95,896     $388,321     $399,033
ROOMS                                                            6,367        6,096       25,739       24,944
FOOD & BEVERAGE                                                  7,736        7,235       31,786       29,969
GENERAL & ADMIN                                                 40,534       36,231      164,351      156,501
                                                          ----------------------------------------------------
  TOTAL EXPENSES                                              $148,178     $145,458     $610,197     $610,447
                                                          ----------------------------------------------------

EBITDA (b)                                                     $42,637      $43,145     $221,877     $192,022
Less:
CRDA (c)                                                        $7,797       $1,018      $11,041       $4,137
DEPRECIATION & AMORTIZATION                                     14,572       12,827       56,104       49,448
CORPORATE EXPENSES                                                 211          167          823          819
DEBT RENEGOTIATION COSTS                                            -            -         1,570           -
                                                          ----------------------------------------------------
INCOME FROM OPERATIONS                                         $20,057      $29,133     $152,339     $137,618
                                                          ----------------------------------------------------

INTEREST INCOME                                                   (277)        (489)      (1,065)      (2,313)
INTEREST EXPENSE                                                38,310       38,989      153,144      154,283
OTHER NON-OPERATING (INCOME) EXPENSE                               (66)          -           (87)        (320)
                                                          ----------------------------------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                            $37,967      $38,500     $151,992     $151,650
                                                          ----------------------------------------------------

INCOME(LOSS) BEFORE INCOME TAXES                               (17,910)      (9,367)         347      (14,032)

PROVISION FOR INCOME TAXES (d)                                  (1,000)          -        (3,768)          -
                                                          ----------------------------------------------------

NET INCOME (LOSS)                                             ($18,910)     ($9,367)     ($3,421)    ($14,032)
                                                          ====================================================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $5.2 million and $24.3 million for the quarter and year ended December 31, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.
(c) Includes the write-off of approximately $10.4 million of CRDA deposits, with the carrying value of approximately $7.0 million, donated during the fourth quarter of 2002, in exchange for the right to utilize other CRDA deposits for the development of an entertainment retail district project or projects.
(d) During July 2002, the State of New Jersey passed the New Jersey Tax Act. This Act placed a two year moratorium on the use of net operating carry forwards and introduced a new alternative minimum tax. The alternative minimum tax to which the Company is subject is based on gross receipts (as defined) retroactive to January 1, 2002.

                           TRUMP TAJ MAHAL ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)

                                                                       3 MONTHS                  12 MONTHS
                                                             31-Dec-02    31-Dec-01    31-Dec-02    31-Dec-01
                                                          ----------------------------------------------------

REVENUES
CASINO                                                        $120,803     $124,436     $529,310     $525,115

   # of Slots                                                    4,777        4,813        4,826        4,725
   Win per Slot/Day                                               $182         $182         $202         $196
Slot Win                                                       $79,877      $80,496     $355,358     $338,116

   # of Tables                                                     130          139          137          141
   Win per Table/Day                                            $2,956       $2,954       $3,028       $3,183
Table Win                                                      $35,354      $37,777     $151,421     $163,805
Table Drop                                                    $234,694     $244,510     $935,285     $999,535
Hold %                                                           15.1%        15.5%        16.2%        16.4%

Poker, Keno, Race Win                                           $5,572       $6,163      $22,531      $23,194

ROOMS                                                           $8,138       $8,587      $34,794      $34,926
   # of Rooms Sold                                             103,606      105,402      430,877      430,696
   Avg Room Rates                                               $78.55       $81.47       $80.75       $81.09
   Occupancy %                                                   90.1%        91.7%        94.4%        94.4%

FOOD & BEVERAGE                                                $12,457      $13,465      $55,307      $55,936
OTHER                                                            4,302        4,250       19,905       17,839
PROMOTIONAL ALLOWANCES (a)                                     (28,167)     (31,459)    (123,404)    (132,964)
                                                          ----------------------------------------------------

    NET REVENUES                                              $117,533     $119,279     $515,912     $500,852
                                                          ----------------------------------------------------

COSTS & EXPENSES
GAMING (a)                                                     $55,544      $58,632     $232,819     $238,583
ROOMS                                                            3,859        3,783       15,740       15,622
FOOD & BEVERAGE                                                  4,624        4,593       20,066       19,988
GENERAL & ADMIN                                                 24,237       22,019      101,635       94,650
                                                          ----------------------------------------------------

  TOTAL EXPENSES                                               $88,264      $89,027     $370,260     $368,843
                                                          ----------------------------------------------------

EBITDA (b)                                                     $29,269      $30,252     $145,652     $132,009
                                                          ====================================================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                         $29,269      $30,252     $145,652     $132,009
Depreciation and amortization                                  (10,092)      (8,581)     (38,158)     (33,822)
Non-cash write-downs and charges related to
       required regulatory obligations (CRDA)(c)                (4,192)        (539)      (6,234)      (2,330)
                                                          ----------------------------------------------------
Income from operations                                         $14,985      $21,132     $101,260      $95,857
                                                          ====================================================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $3.1 million and $14.2 million for the quarter and year ended December 31, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.
(c) Includes the write-off of approximately $5.5 million of CRDA deposits, with the carrying value of approximately $3.7 million, donated during the fourth quarter of 2002, in exchange for the right to utilize other CRDA deposits for the development of an entertainment retail district project or projects.

                             TRUMP PLAZA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                                       3 MONTHS                  12 MONTHS
                                                             31-Dec-02    31-Dec-01    31-Dec-02    31-Dec-01
                                                          ----------------------------------------------------

REVENUES
CASINO                                                         $76,913      $74,696     $336,346     $324,311

   # of Slots                                                    2,975        2,793        2,928        2,836
   Win per Slot/Day                                               $197         $205         $221         $221
Slot Win                                                       $54,023      $52,692     $236,096     $228,417

   # of Tables                                                      89           89           88           96
   Win per Table/Day                                            $2,796       $2,687       $3,121       $2,737
Table Win                                                      $22,890      $22,004     $100,250      $95,894
Table Drop                                                    $150,648     $145,316     $608,889     $582,065
Hold %                                                           15.2%        15.1%        16.5%        16.5%

ROOMS                                                           $6,037       $6,156      $25,123      $24,713
   # of Rooms Sold                                              73,891       74,526      306,161      301,608
   Room Rates                                                   $81.70       $82.60       $82.06       $81.94
   Occupancy %                                                   88.8%        89.6%        92.8%        91.4%

FOOD & BEVERAGE                                                 $8,940       $9,371      $37,097      $39,849
OTHER                                                            1,800        1,743        7,735        7,919
PROMOTIONAL ALLOWANCES (a)                                     (20,408)     (22,642)     (90,139)     (95,175)
                                                          ----------------------------------------------------

    NET REVENUES                                               $73,282      $69,324     $316,162     $301,617
                                                          ----------------------------------------------------

COSTS & EXPENSES
GAMING (a)                                                     $37,997      $37,264     $155,502     $160,450
ROOMS                                                            2,508        2,313        9,999        9,322
FOOD & BEVERAGE                                                  3,112        2,642       11,720        9,981
GENERAL & ADMIN                                                 16,297       14,212       62,716       61,851
                                                          ----------------------------------------------------

  TOTAL EXPENSES                                               $59,914      $56,431     $239,937     $241,604
                                                          ----------------------------------------------------

EBITDA (b)                                                     $13,368      $12,893      $76,225      $60,013
                                                          ====================================================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                         $13,368      $12,893      $76,225      $60,013
Depreciation and amortization                                   (4,480)      (4,246)     (17,946)     (15,626)
Non-cash write-downs and charges related to
       required regulatory obligations(CRDA) (c)                (3,605)        (479)      (4,807)      (1,807)
Corporate charges                                                 (180)        (146)        (720)        (719)
                                                          ----------------------------------------------------
Income from operations                                          $5,103       $8,022      $52,752      $41,861
                                                          ====================================================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $2.1 million and $10.1 million for the quarter and year ended December 31, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.
(c) Includes the write-off of approximately $4.9 million of CRDA deposits, with the carrying value of approximately $3.3 million, donated during the fourth quarter of 2002, in exchange for the right to utilize other CRDA deposits for the development of an entertainment retail district project or projects.

                            TRUMP'S CASTLE ASSOCIATES
                               d/b/a TRUMP MARINA
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                                       3 MONTHS                  12 MONTHS
                                                             31-Dec-02    31-Dec-01    31-Dec-02    31-Dec-01
                                                          ----------------------------------------------------

REVENUES
CASINO                                                         $64,652      $65,093     $281,898     $266,493

   # of Slots                                                    2,528        2,528        2,527        2,526
   Win per Slot/Day                                               $214         $213         $235         $220
Slot Win                                                       $49,725      $49,639     $216,937     $202,426

   # of Tables                                                      79           79           79           78
   Win per Table/Day                                            $2,032       $2,108       $2,225       $2,224
Table Win                                                      $14,766      $15,323      $64,155      $63,322
Table Drop                                                     $90,346      $86,878     $377,576     $384,712
Hold %                                                           16.3%        17.6%        17.0%        16.5%

Poker, Keno, Race Win                                             $161         $131         $806         $745

ROOMS                                                           $4,481       $4,523      $18,504      $18,280
   # of Rooms Sold                                              57,974       54,960      238,962      226,403
   Avg Room Rates                                               $77.29       $82.30       $77.43       $80.74
   Occupancy %                                                   86.6%        82.1%        89.9%        85.2%

FOOD & BEVERAGE                                                 $7,429       $7,335      $32,710      $31,700
OTHER                                                            2,342        2,258       10,425       10,419
PROMOTIONAL ALLOWANCES (a)                                     (17,215)     (16,947)     (73,288)     (73,973)
                                                          ----------------------------------------------------

    NET REVENUES                                               $61,689      $62,262     $270,249     $252,919
                                                          ----------------------------------------------------

COSTS & EXPENSES
GAMING (a)                                                     $30,561      $30,381     $127,417     $124,322
ROOMS                                                            1,196        1,083        4,541        3,572
FOOD & BEVERAGE                                                  2,342        2,318       10,435       10,154
GENERAL & ADMIN                                                 15,613       15,146       63,313       62,806
                                                          ----------------------------------------------------

  TOTAL EXPENSES                                               $49,712      $48,928     $205,706     $200,854
                                                          ----------------------------------------------------

EBITDA (b)                                                     $11,977      $13,334      $64,543      $52,065
                                                          ====================================================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                         $11,977      $13,334      $64,543      $52,065
Depreciation and amortization                                   (5,716)      (4,776)     (21,356)     (17,831)
Non-cash write-downs and charges related to
       required regulatory obligations (c)                      (2,906)        (275)      (3,762)      (1,432)
Debt renegotiation costs                                          (212)           0       (1,345)           0
Services agreement                                                (622)        (657)      (3,454)      (2,207)
                                                          ----------------------------------------------------
Income from operations                                          $2,521       $7,626      $34,626      $30,595
                                                          ====================================================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $.5 million and $2.8 million for the quarter and year ended December 31, 2001.
(b) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.
(c) Includes the write-off of approximately $4.0 million of CRDA deposits, with the carrying value of approximately $2.6 million, donated during the fourth quarter of 2002, in exchange for the right to utilize other CRDA deposits for the development of an entertainment retail district project or projects.

                               TRUMP INDIANA, INC.
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                                       3 MONTHS                  12 MONTHS
                                                             31-Dec-02    31-Dec-01    31-Dec-02    31-Dec-01
                                                          ----------------------------------------------------

REVENUES
CASINO                                                         $30,504      $29,922     $128,747     $123,611

   # of Slots                                                    1,787        1,411        1,635        1,334
   Win per Slot/Day                                               $162         $185         $180         $203
Slot Win                                                       $26,573      $23,966     $107,509      $98,865

   # of Tables                                                      44           52           46           52
   Win per Table/Day                                              $971       $1,246       $1,265       $1,303
Table Win                                                       $3,931       $5,957      $21,238      $24,746
Table Drop                                                     $27,946      $34,316     $128,232     $143,868
Hold %                                                           14.1%        17.4%        16.6%        17.2%

ROOMS                                                             $694         $881       $3,331       $4,190
   # of Rooms Sold                                              11,180       15,341       54,034       68,764
   Avg Room Rates                                                  $62          $57          $62          $61
   Occupancy %                                                   40.5%        55.6%        49.3%        62.8%

FOOD & BEVERAGE                                                   $573         $834       $2,891       $3,369
OTHER                                                              629          455        1,910        1,623
PROMOTIONAL ALLOWANCES                                          (2,728)      (2,738)     (12,877)     (11,890)
                                                          ----------------------------------------------------
    NET REVENUES                                               $29,672      $29,354     $124,002     $120,903
                                                          ----------------------------------------------------

COSTS & EXPENSES
GAMING                                                         $13,747      $16,036      $63,038      $65,390
ROOMS                                                              472          509        1,705        2,173
FOOD & BEVERAGE                                                  1,079        1,068        4,421        4,417
GENERAL & ADMIN                                                  5,645        5,391       21,786       22,738
                                                          ----------------------------------------------------
   TOTAL EXPENSES                                              $20,943      $23,004      $90,950      $94,718
                                                          ----------------------------------------------------

EBITDA (a)                                                      $8,729       $6,350      $33,052      $26,185
                                                          ====================================================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                          $8,729       $6,350      $33,052      $26,185
Depreciation and amortization                                   (1,857)      (1,299)      (6,250)      (6,306)
Non-cash write-downs and charges related to
       required regulatory obligations                               0            0            0         (668)
Debt renegotiation costs                                             0            0         (284)           0
Management  and services agreement                              (2,589)      (1,175)      (6,114)      (4,700)
                                                          ----------------------------------------------------
Income from operations                                          $4,283       $3,876      $20,404      $14,511
                                                          ====================================================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. EBITDA is used in the casino hotel industry as a measure of cash flow.

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)

                                                                       3 MONTHS                  12 MONTHS
CRDA  WRITE-DOWN/INDIANA OBLIGATION                          31-Dec-02    31-Dec-01    31-Dec-02    31-Dec-01
                                                          ----------------------------------------------------
   TAJ                                                          $4,192         $539       $6,234       $2,330
   PLAZA                                                         3,605          479        4,807        1,807
   MARINA                                                        2,906          275        3,762        1,432
   INDIANA STATE & MUNICIPAL OBLIG.                                 -            -            -           668
                                                          ----------------------------------------------------
               TOTAL CRDA WRITE-DOWN/INDIANA OBLIG.            $10,703       $1,293      $14,803       $6,237
                                                          ====================================================


DEPRECIATION & AMORTIZATION
  TAJ                                                          $10,092       $8,581      $38,158      $33,822
  PLAZA                                                          4,480        4,246       17,946       15,626
  THCR HOLDINGS                                                      6           81           24          285
  MARINA                                                         5,716        4,776       21,356       17,831
  INDIANA                                                        1,857        1,299        6,250        6,306
                                                          ----------------------------------------------------
               TOTAL DEPRECIATION/AMORT                        $22,151      $18,983      $83,734      $73,870
                                                          ====================================================

INTEREST EXPENSE
  TAJ                                                          $24,496      $23,386      $96,403      $93,310
  PLAZA                                                         13,814       11,885       52,648       47,972
  TRUMP ATLANTIC CITY                                               -         3,718        4,093       13,001
  THCR HOLDINGS                                                  4,602        4,661       18,451       18,468
  MARINA                                                        11,272       11,314       45,461       44,217
  INDIANA                                                          631          860        2,472        3,385
  THCR MGMT                                                        289          280        3,203          280
                                                          ----------------------------------------------------
               TOTAL INTEREST EXPENSE                          $55,104      $56,104     $222,731     $220,633
                                                          ====================================================

LOAN COST AMORT/BOND DISC INCL IN INT EXP
  TAJ                                                             $670         $654       $2,673       $2,733
  PLAZA                                                            441          327        1,627        1,366
  TRUMP ATLANTIC CITY                                               -           266          343        1,111
  THCR HOLDINGS                                                    192          192          767          767
  MARINA                                                         2,145        1,648        7,878        6,240
  INDIANA                                                          173          131          557          413
  THCR MGMT                                                        250          115        2,476          115
                                                          ----------------------------------------------------
               TOTAL LOAN COST AMORT/BOND DISC                  $3,871       $3,333      $16,321      $12,745
                                                          ====================================================


Note: Certain prior year reclassifications have been made to conform to current year presentation.